                                                                   Exhibit 99.2

                                             APPENDIX 4 TO DISCLOSURE STATEMENT
                                             [CONFORMED]


                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

-------------------------------------------------------- x
In re:                                                   :    Chapter 11 Cases
                                                         :    No. 99-04497 (PJW)
FRUIT OF THE LOOM, INC., ET AL.,                         :
                                                         :    Jointly Administered
                                                         :
                                                         :    RELATED TO DOCKET NOS. 3699, 3837 AND 3938
                                                Debtors. :
-------------------------------------------------------- x

        ORDER, UNDER 11 U.S.C. SECTIONS 105(a) AND (d), 1125(b), 1126(a)
       AND 1128, AND FED. R. BANKR. P. 2002, 3003, 3017, 3018, AND 3020,
         APPROVING DISCLOSURE STATEMENT; AND (1) SCHEDULING HEARING ON
       CONFIRMATION OF PLAN OF REORGANIZATION; (2) ESTABLISHING DEADLINE
        AND PROCEDURES FOR FILING OBJECTIONS TO CONFIRMATION OF PLAN OF
          REORGANIZATION; (3) ESTABLISHING DEADLINE AND PROCEDURES FOR
       TEMPORARY ALLOWANCE OF CLAIMS FOR VOTING PURPOSES; (4) DETERMINING
        TREATMENT OF CERTAIN UNLIQUIDATED, CONTINGENT OR DISPUTED CLAIMS
        FOR NOTICE, VOTING, AND DISTRIBUTION PURPOSES; (5) ESTABLISHING
            RECORD DATE; (6) APPROVING FORM OF NOTICE OF HEARING ON
          CONFIRMATION AND RELATED ISSUES; (7) APPROVING SOLICITATION
            PACKAGES; (8) APPROVING FORM OF BALLOT; (9) ESTABLISHING
         DEADLINE FOR RECEIPT OF BALLOTS; (10) ESTABLISHING PROCEDURES
         FOR CURE PAYMENT NOTICES; AND (11) ESTABLISHING PROCEDURES FOR
                              TABULATION OF VOTES

    Upon the motion (the "MOTION") dated January 14, 2002, of Fruit of the Loom, Inc., and its affiliated debtors and debtors-in-possession in these chapter 11 cases (collectively, "FRUIT OF THE LOOM"), seeking the entry of an order, under sections 105(a) and (d), 1125(b), 1126(a) and 1128 of chapter 11 of title 11 of the United States Code, 11 U.S.C. Sections 101-1330 (as amended, the
"BANKRUPTCY CODE"), and Rules 2002, 3003, 3017, 3018, and 3020 of the Federal Rules of Bankruptcy Procedure (the "BANKRUPTCY RULES"), approving the Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code with respect to First Amended Joint Plan of Reorganization of Fruit of the Loom under Chapter 11 of Bankruptcy Code dated December 28, 2001; and (1) scheduling a hearing to consider confirmation (the "CONFIRMATION HEARING") of the First Amended Joint Plan of Reorganization of Fruit of the Loom under Chapter 11 of Bankruptcy Code dated December 28, 2001, (as the same may from time to time be amended, modified, or supplemented, the "PLAN"); (2) establishing a deadline and procedures for filing objections to confirmation of the Plan; (3) establishing a deadline and procedures for temporary allowance of Claims(i) for voting purposes; (4) determining the treatment of certain unliquidated, contingent or disputed Claims for notice, voting, and distribution purposes; (5) establishing a record date for mailing of materials and voting purposes; (6) approving the form of notice of the Confirmation Hearing and various other matters set forth herein and approving the procedures for distribution of the Solicitation Packages and solicitation of votes accepting or rejecting the Plan; (7) approving the content of Solicitation Packages for distribution to claimants and equity interest holders; (8) approving the form of the Ballots; (9) establishing a deadline for receipt of the Ballots; (10) establishing procedures for notices of Cure Payment amounts; and (11) establishing procedures for tabulating votes; and the arguments of counsel; and a hearing having been held on the Motion on February 4, 2002; and after due deliberation thereon; and good and sufficient cause appearing therefore,

------------------------
(i) Capitalized terms used in this Order and not otherwise defined herein have the meanings ascribed to them in the Plan.

                THE COURT HEREBY FINDS AND DETERMINES THAT:(ii)

    A. Proper and adequate notice of the Motion, the Disclosure Statement Hearing and the deadline for filing objections to the Disclosure Statement was given.

    B. The Disclosure Statement and the Plan were properly served on the Securities and Exchanges Commission and all other parties in interest that filed a request to receive the Disclosure Statement and the Plan. Such service constitutes proper and adequate service and notice.

    C. On January 31, 2002, Fruit of the Loom filed an amended and restated Disclosure Statement (as the same may be hereafter amended, the "DISCLOSURE STATEMENT") in respect of its Second Amended Joint Plan of Reorganization, dated January 31, 2002 (as the same may be hereafter amended the "AMENDED PLAN").

    D. The Disclosure Statement, as it may have been or may be further modified to reflect changes made or ordered on the record at the Disclosure Statement Hearing, contains "adequate information" within the meaning of section 1125(a) of the United States Bankruptcy Code, 11 U.S.C. Sections 101 ET SEQ., as amended (the "CODE").

              IT IS THEREFORE ORDERED, ADJUDGED, AND DECREED THAT:

                        APPROVAL OF DISCLOSURE STATEMENT

    1. Pursuant to section 1125 of the Bankruptcy Code and Bankruptcy Rule 3017(b), the Disclosure Statement, as it may have been or may be further modified to reflect changes made or ordered on the record at the Disclosure Statement Hearing, is approved in all respects.

    2. All objections to the Disclosure Statement, other than those withdrawn on the record at the Disclosure Statement Hearing, are overruled.

    3. The relief requested in the Motion is granted, as more fully described below.

                           CONFIRMATION HEARING DATE

    4. Pursuant to Bankruptcy Rule 3017(c), the hearing (the "CONFIRMATION HEARING") to consider confirmation of the Plan, as the same may be further modified or amended, shall commence at 9:30 a.m. (Prevailing Eastern Time) on April 4, 2002, or as soon thereafter as counsel can be heard (the "CONFIRMATION HEARING DATE"), before the Honorable Peter J. Walsh, Chief United States Bankruptcy Judge, United States Bankruptcy Court for the District of Delaware, 824 Market Street, 5th Floor, Wilmington, Delaware 19801 (the "BANKRUPTCY COURT"). The Confirmation Hearing may be continued from time to time by announcing such continuance in open court, all without further notice to parties in interest, and the Plan may be modified pursuant to section 1127 of the Bankruptcy Code prior to, during or as a result of the Confirmation Hearing, without further notice to parties in interest.

                          DEADLINE AND PROCEDURES FOR
                       FILING OBJECTIONS TO CONFIRMATION

    5. Pursuant to Bankruptcy Rule 3020(b)(1), March 21, 2002, at 4:00 p.m. (Prevailing Eastern Time) is fixed as the last date for filing and serving objections to confirmation of the Plan (the "OBJECTION DATE").

    6. In order to be considered, objections to confirmation of the Plan, if any, must be in writing and must be both (i) filed with the Office of the Clerk, United States Bankruptcy Court for the District of Delaware, 824 Market Street, 5th Floor, Wilmington, Delaware 19801, and (ii) served in accordance with Bankruptcy Rule 3020(b) and this Paragraph. Specifically, to be considered, objections must be (a)

------------------------
(ii) Findings of fact shall be construed as conclusions of law, and conclusions of law shall be construed as findings of fact as and when appropriate.

filed no later than 4:00 p.m. (Prevailing Eastern Time) on March 21, 2002 with the Bankruptcy Court; (b) served, so that they are received no later than 4:00 p.m., (Prevailing Eastern Time) on March 21, 2002, by (i) counsel to Fruit of the Loom, Milbank, Tweed, Hadley & McCloy LLP, 1 Chase Manhattan Plaza, New York, New York 10005-1413, Attn.: Luc A. Despins, Esq., (ii) counsel for the Creditors' Committee, Otterbourg, Steindler, Houston, & Rosen, P.C., 230 Park Avenue, 30th Floor, New York, New York 10169, Attn.: Scott L. Hazan, Esq., (iii) counsel to the Purchaser, Munger, Tolles & Olsen, 355 South Grand Avenue, Suite 3500, Los Angeles, California 90071-1560, Attn.: Robert Denham, Esq., (iv) counsel to the Prepetition Bank Collateral Agent, Moore & Van Allen, PLLC, 100 North Tryon St., Floor 47, Charlotte, NC 28202-4003, Attn.: David S. Walls, Esq., (v) counsel to the Prepetition Agent, Wachtell, Lipton, Rosen & Katz, 51 West 52nd Street, New York, NY 10019, Attn.: Richard D. Feintuch, Esq., (vi) counsel to the Informal Committee of Senior Secured Noteholders, Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, 20th Floor, New York, NY 10022, Attn.: Fred S. Hodara, Esq., and (vii) Office of the United States Trustee, 844 King Street, Suite 2313, Lockbox 35, Wilmington, DE 19801, Attn.:
Joseph J. McMahon, Esq.; and (c) state the name and address of the objecting party, the amount of its Claim or the nature of its interest, and the nature of the objection and the legal basis therefore.

    7. Objections not filed and served by the time and date and in the manner as set forth above shall not be considered and shall be overruled on that basis alone.

                        DEADLINE FOR TEMPORARY ALLOWANCE
                         OF CLAIMS FOR VOTING PURPOSES

    8. Pursuant to section 105 of the Bankruptcy Code, and except as otherwise noted in this Paragraph, March 1, 2002 at 4:00 p.m. (Prevailing Eastern Time) is fixed as the last date for filing and serving motions pursuant to Bankruptcy Rule 3018(a) ("RULE 3018(a) MOTIONS") seeking temporary allowance of Claims, including Claims which have been objected to on or before February 1, 2002, for the purpose of accepting or rejecting the Plan; and March 15, 2002 at 10:30 a.m. (Prevailing Eastern Time) is fixed as the date for the hearing on such Rule 3018(a) Motions (together, the "RULE 3018(a) DATES"); PROVIDED, HOWEVER, that the time limitations set forth above for filing and serving Rule 3018(a) Motions shall not apply to Claims which are first objected to on or after February 1, 2002. Rule 3018(a) Motions must be filed with the Bankruptcy Court and served on the persons and in the manner set forth in Paragraph 6 above so that they are received no later than 4:00 p.m. (Prevailing Eastern Time) on March 1, 2002. Rule 3018(a) Motions that are not filed and served by the time and in the manner as set forth above shall not be considered, and except as otherwise provided herein, the Claims referred to therein shall not be counted in determining whether the Plan has been accepted or rejected.

                       TREATMENT OF CERTAIN UNLIQUIDATED,
                       CONTINGENT OR DISPUTED CLAIMS FOR
                    NOTICE, VOTING AND DISTRIBUTION PURPOSES

    9. Pursuant to section 105 of the Bankruptcy Code and Bankruptcy Rule 3003(c)(2), any holder of a Claim (a) that is scheduled in Fruit of the Loom's schedules of assets and liabilities, as such schedules may be amended from time to time (the "SCHEDULES"), as disputed, contingent or unliquidated and (b) that is not the subject of a timely filed proof of claim, shall not be treated as a creditor with respect to such Claim for purposes of receiving distributions under the Plan or voting on the Plan and shall not be entitled to receive notice other than by publication.

    10. Pursuant to section 105 of the Bankruptcy Code, any proof of claim for a Claim that is classified as an Class 4 or Class 5 Unsecured Claim (a) filed against any member of Fruit of the Loom (i) in an unliquidated amount or (ii) that reflects the such Unsecured Claim as being contingent or disputed and (b) that has not been previously objected to by Fruit of the Loom is hereby deemed to have been objected to by Fruit of the Loom by virtue of Paragraph 24 of the Motion for voting purposes only. Service of the Notice of Confirmation Hearing (as defined below) shall constitute adequate and sufficient notice of this objection, which is interposed for voting purposes only. Unless the holder of such Unsecured Claim obtains an order pursuant to Bankruptcy Rule 3018(a) and Paragraph 8 of this Order temporarily allowing such Unsecured Claim for voting purposes in an amount deemed proper by the Court, any Ballot cast with respect to such Class 4 or Class 5 Unsecured Claim shall be counted in determining whether the numerosity requirement of section 1126(c) of the Bankruptcy Code has been satisfied, and shall be counted in the amount of $1 (one dollar) in determining whether the aggregate amount requirement of section 1126(c) of the Code has been satisfied. Any Claim, whether or not classified as an Unsecured Claim, as to which a separate objection (other than an objection pursuant to Paragraph 24 of the Motion) has been or may be filed before confirmation of the Plan shall not be counted for any purpose in determining whether the requirements of section 1126(c) of the Bankruptcy Code have been met, unless (a) such Claim has been temporarily Allowed for voting purposes pursuant to Bankruptcy Rule 3018(a) and in accordance with Paragraph 8 of this Order or (b) to the extent that the objection to such Claim has been resolved in favor of the creditor asserting the Claim on or before March 28, 2002, at 4:00 p.m. (Prevailing Eastern Time).

    11. Notwithstanding section V.A.1 of the Disclosure Statement, the claims of the Senior Noteholders shall be deemed allowed for voting purposes in the amounts set forth in the proofs of claim filed by the respective Indenture Trustee.

    12. The Indentured Trustees shall deliver information regarding the Record Holders by both hardcopy form and electronic form, when available.

    13. The term DTC, as defined in the Motion, shall mean Depository Trust Company.

                                  RECORD DATE

    14. Pursuant to section 105 of the Bankruptcy Code, and notwithstanding anything to the contrary in Bankruptcy Rule 3017(d), February 1, 2002 shall be the record date (the "RECORD DATE") for purposes of determining holders of Claims and Equity Interests entitled to receive a Solicitation Package and holders of Claims entitled to vote to accept or reject the Plan.

                        NOTICES OF CONFIRMATION HEARING
                          AND RELATED ISSUES; CONTENT
                        AND TRANSMITTAL OF SOLICITATION
                           PACKAGE, INCLUDING BALLOTS

A.  NOTICE AND TRANSMITTAL TO CLAIMANTS AND EQUITY INTEREST HOLDERS

    15. Pursuant to Bankruptcy Rule 3017(d), on or before February 11, 2002, Fruit of the Loom (or its agents) shall transmit to the United States Trustee (as to items (a)-(e) below) and mail to the claimants and Equity Interest holders described below in this Paragraph by United States mail, first class postage prepaid, by hand or by overnight courier, a solicitation packet (the "SOLICITATION PACKAGE") containing a copy or conformed printed version of: (a) the Notice of (1) Approval of Disclosure Statement; (2) Hearing on Confirmation of Joint Plan of Reorganization; (3) Deadline and Procedures for Filing Objections to Confirmation of the Plan; (4) Deadline and Procedures for Temporary Allowance of Claims for Voting Purposes; (5) Treatment of Certain Unliquidated, Contingent or Disputed Claims for Notice, Voting and Distribution Purposes; (6) Omnibus Objections to Claims for Voting Purposes; (7) Record Date, and (8) Voting Deadline for Receipt of Ballots, substantially in the form attached hereto as Exhibit I to the Proposed Order (the "Notice of Confirmation Hearing"); (b) the Disclosure Statement; (c) the Plan (which shall be furnished in the Solicitation Package as Exhibit A to the Disclosure Statement); (d) solicitation letters, if available, from the Creditors' Committee, Fruit of the Loom, and, if applicable, from other parties, each in substantially the forms approved at the Disclosure Statement Hearing; (e) this Order (without exhibits thereto); and (f) a Ballot (and a pre-addressed, postage prepaid, return-envelope) appropriate for the specific creditor, in substantially the form of the proposed Ballots attached to the Proposed Order as Exhibits II 1 through II 9 (with instructions attached thereto) (the "BALLOTS"). Fruit of the Loom proposes that the following claimants receive the Solicitation Package (with exclusions as noted) by United States mail, first class postage prepaid, by hand or by overnight courier: (i) claimants holding Priority Tax Claims (excluding item (f) above); (ii) claimants holding Claims in Classes designated as unimpaired under the Plan (excluding item (f) above); (iii) claimants holding Claims designated as impaired and entitled to vote on the Plan (A) who have filed timely proofs of claim (or untimely proofs of claim which have been allowed as timely by the Court under applicable law on or before the Record Date) that have not been disallowed by an order of the Court entered on or before the Record Date or (B) whose Claims are scheduled in the Schedules or any amendment thereto filed on or before the Record Date (other than those scheduled as unliquidated, contingent or disputed); and (iv) with respect to the following Persons and Entities, the Solicitation Package shall consist solely of the Notice of Confirmation Hearing and a notice of non-voting status in the form attached as Exhibit IV: (A) holders of equity interests, and (B) holders of Claims designated as impaired and not entitled to vote on the Plan. In addition, to avoid duplication and reduce expenses, claimants in a Class designated as impaired and entitled to vote under the Plan need receive only the Solicitation Package appropriate for that impaired Class and notice.

    16. Fruit of the Loom will provide to Hennegan, Bennett & Dorman on or before February 11, 2002, copies in machine readable form of all mailing lists used to send Solicitation Packages to creditors, which lists shall contain the information used to code individual Ballots including classification, claim amount and/or allowable amount, as applicable.

B.  WHEN NO NOTICE OR TRANSMITTAL NECESSARY

    17. Notwithstanding anything to the contrary herein, no notice or service of any kind will be required to be made upon any person to whom Fruit of the Loom mailed a notice of the last date for filing proofs of claim in these cases or the notice of the Disclosure Statement Hearing but received such notices returned by the United States Postal Service marked "undeliverable as addressed," "moved - left no forwarding address" or "forwarding order expired," or similar reason, unless Fruit of the Loom has been informed in writing by such person of that person's new address.

    18. Claimants and Interest Holders designated as impaired and not entitled to vote on the Plan, will receive notice of their non-voting status, in addition to the Notice of Confirmation Hearing.

C.  PUBLICATION NOTICE

    19. Pursuant to Bankruptcy Rule 2002(l), Fruit of the Loom is authorized and directed to give supplemental publication notice by causing to be published on or between February 10, 2002 and March 1, 2002, notice of the Voting Deadline, the Confirmation Hearing Date, the Record Date, the Objection Date, the Rule 3018(a) Dates, and the Claims objections set forth in Paragraph 24 of the Motion in substantially the form of the proposed form of notice by publication of such dates attached as Exhibit III hereto (the "PUBLICATION NOTICE"), the form of which is hereby approved, in THE NEW YORK TIMES (national edition) and in THE WALL STREET JOURNAL (national edition).

    20. The Publication Notice shall be adequate and sufficient notice, and no further notice shall be necessary, to any holder of an unclassified Claim or Equity Interest or a classified Claim or Equity Interest of which Fruit of the Loom does not have actual notice as of the date of this Order.

                                PLAN SUPPLEMENT

    21. Fruit of the Loom will file its Plan Supplement on or before March 18, 2002,

                     VOTING DEADLINE FOR RECEIPT OF BALLOTS

    22. Pursuant to Bankruptcy Rule 3017(c), Ballots to be counted for accepting or rejecting the Plan must be received by the Balloting Agent no later than 4:00 p.m., New York time on March 28, 2002 (the "VOTING DEADLINE"). Ballots may NOT be cast by facsimile transmission.

                      SUBSTANTIVE CONSOLIDATION FOR VOTING

    23. Pursuant to Section 105 of the Bankruptcy Code, for purposes of voting with respect to the Plan only, Fruit of the Loom shall be deemed substantively consolidated, and Ballots will be distributed accordingly.

                         PROCEDURES FOR VOTE TABULATION

A.  BALLOTS COUNTED AS ACCEPTANCES

    24. The following Ballots will be counted and will be deemed to be cast as acceptances of the Plan:

        (a) Any Ballot timely received that contains sufficient information to permit the identification of the claimant and is cast as an acceptance of the Plan.

B.  BALLOTS NOT COUNTED

    25. Unless otherwise ordered by the Court after notice to Fruit of the Loom, and a hearing, the following Ballots will not be counted in determining whether the Plan has been accepted or rejected:

        (a) Any Ballot timely received that indicates neither an acceptance or rejection of the Plan but does contain sufficient information to permit the identification of the claimant;

        (b) Any Ballot timely received that contains sufficient information to permit the identification of the claimant and indicates both acceptance and rejection of the Plan;

        (c) Any Ballot received after the Voting Deadline as set forth in Paragraph 20 above;

        (d) Any Ballot that is illegible or contains insufficient information to permit the identification of the claimant;

        (e) Any Ballot cast by (1) a creditor who has not timely filed a proof of claim with respect to the Claim being voted, and whose Claim either is not listed, or is listed as a disputed, contingent or unliquidated Claim, on the Schedules and any amendment thereto filed with this Court on or before the Record Date or (2) a creditor who has timely filed a proof of claim which is the subject of an objection (other than an objection made pursuant to Paragraph 24 of the Motion) and has not been temporarily allowed pursuant to Paragraph 8 of this Order; and

        (f) Any Ballot cast by a person that does not hold a Claim in a Class that is entitled to vote to accept or reject the Plan.

C.  AMOUNT AND NUMBER; MULTIPLE BALLOTS

    26. AMOUNT. In determining whether a Class of Claims has accepted the Plan by the requisite dollar amount, the amount of a Claim shall be: (a) the amount Allowed by a final order of the Court; (b) the amount temporarily Allowed by the Court pursuant to Bankruptcy Rule 3018(a); or (c) if not so Allowed under (a) or
(b) above, then (x) the liquidated amount specified in a proof of claim timely filed with the Court by such voting creditor and not subject to an objection, or
(y) if no proof of claim has been timely filed, on the basis of the undisputed, noncontingent and liquidated amount of such Claim as it appears in the Schedules or any amendment thereto filed with this Court on or before the Record Date. Ballots may be preprinted with the dollar amount indicated above and, if they are so preprinted, the preprinted amount shall be used in tabulating the votes unless the holder of the Claim obtains an order from the Court under Bankruptcy Rule 3018(a) in accordance with Paragraph 8 of this Order or unless the preprinted amount constitutes a mere typographical error, in which case the creditor may indicate the correct amount in the Ballot.

    27. VOTING MULTIPLE CLAIMS. Any person who holds Claims in more than one Class or multiple Claims within a Class must vote separately with respect to each Claim. Furthermore, multiple Ballots by a single claimant with respect to multiple Claims within a single Class that separately reject and accept the Plan will be deemed to be and will be counted as an acceptance or rejection of the Plan as each Ballot reflects.

             PROCEDURES FOR DETERMINING CURE COSTS ASSOCIATED WITH ASSUMPTION OF EXECUTORY CONTRACTS AND UNEXPIRED LEASES

    28. In accordance with section 365(b)(1)of the Bankruptcy Code, except as provided below, Fruit of the Loom shall file and serve on all parties to executory contracts and unexpired leases to be assumed as of the Effective Date of the Plan, and on certain other parties in interest, a schedule setting forth the amount of the Cure payments to be made by the post-confirmation Fruit of the Loom to cure monetary defaults under such executory contracts at least ten (10) days prior to the Voting Deadline. The form of notice of the amount of such Cure Payments, substantially in the form of Exhibit B to the Motion is hereby approved (the "CURE PAYMENT NOTICE"). Fruit of the Loom will serve Cure Payment Notices at least ten (10) days prior to the Voting Deadline, except that (a) Fruit of the Loom shall serve Cure Payment Notices with respect to executory contracts and unexpired leases added to the Assumption/Assignment Schedule within five (5) Business Days after such addition; and (b) if Fruit of the Loom believes that the Cure Payment for any creditor is equal to $0, it shall not be required to serve a Cure Payment Notice upon the party to such executory contract or unexpired lease, rather Fruit of the Loom shall be deemed to have served such party with a Cure Payment Notice indicating a Cure Payment amount of $0.

    29. If a party to an executory contract or unexpired lease agrees with the amount of the Cure Payment as set forth in the Cure Payment Notice, the creditor need not take any additional steps, and shall receive such Cure Payment in accordance with the Plan. If the creditor objects to or disagrees with the amount of the Cure Payment as set forth in the Cure Payment Notice, it may file an objection, and serve such objection on Fruit of the Loom and its counsel, on or before the Voting Deadline.

    30. To the extent that any counterparty to an executory contract of unexpired lease fails to timely object to the amount of the Cure Payment as set forth in a Cure Payment Notice, such Person or Entity shall be barred from receiving any payments or distributions in excess of the Cure Payments set forth in the Cure Payment Notice and the Cure Payment amount set forth in the Cure Payment Notice will be binding on the respective counterparty to any unexpired lease or executory contract, as the case may be, and no subsequent challenge to such Cure Payment amount shall be allowed, notwithstanding anything to the contrary in any lease, executory contract, any debt instrument, proof of claim (whether formal or informal), or any other document. Objection to the assumption of any of the unexpired leases or executory contract, or to any Cure amount shall be heard at the Confirmation Hearing.

                   SERVICE AND NOTICE ADEQUATE AND SUFFICIENT

    31. Service of copies of this Order, the Disclosure Statement, the Plan, the Notice of Confirmation Hearing, and the Solicitation Package and the other notices and documents described herein to the extent required herein and in the time and manner as set forth in this Order shall be adequate and sufficient and no further notice is necessary.

                         COPIES AND REVIEW OF DOCUMENTS

    Any party in interest wishing to obtain a copy of the Disclosure Statement, the Plan, or any exhibits to any of such documents may request such copies by writing either (i) the Claims Agent, Donlin, Recano, & Company, Inc., by regular mail at 419 Park Avenue South, New York, NY 10016, Attn: Fruit of the Loom, or at fax at (212) 481-1416, or (ii) the Voting Agent, Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, New York 10022, Attn.: Fruit of the Loom Ballots, or by Fax at (212) 750-5799. All such copies shall be at the expense of the party requesting the documents unless otherwise specifically required by Bankruptcy Rule 3017(d). All documents that are filed with the Court may be reviewed during regular business hours (9:30 a.m. to 12 noon and 1:30 p.m. to 4:00 p.m. weekdays, except legal holidays) at the United States Bankruptcy Court, Marine Midland

Plaza, 5th Floor, 824 Market Street, Wilmington, Delaware 19801 or on the Court's website at www.deb.uscourts.gov.

Dated:  Wilmington, Delaware
        February 5, 2002


                                           /s/ PETER J. WALSH
                                           ------------------------------------
                                           CHIEF UNITED STATES BANKRUPTCY JUDGE

ORDER, UNDER 11 U.S.C. Sections 105(a) AND (d), 1125(b), 1126(a) AND
1128, AND FED. R. BANKR. P. 2002, 3003, 3017, 3018, AND 3020, APPROVING
DISCLOSURE STATEMENT; (1) SCHEDULING HEARING ON CONFIRMATION OF PLAN OF REORGANIZATION; (2) ESTABLISHING DEADLINE AND PROCEDURES FOR FILING OBJECTIONS TO CONFIRMATION OF PLAN OF REORGANIZATION; (3) ESTABLISHING DEADLINE AND PROCEDURES FOR TEMPORARY ALLOWANCE OF CLAIMS FOR VOTING PURPOSES; (4) DETERMINING TREATMENT OF CERTAIN UNLIQUIDATED, CONTINGENT OR DISPUTED CLAIMS FOR NOTICE, VOTING, AND DISTRIBUTION PURPOSES; (5) ESTABLISHING RECORD DATE; (6) APPROVING FORM OF NOTICE OF HEARING ON CONFIRMATION AND RELATED ISSUES; (7) APPROVING SOLICITATION PACKAGES; (8) APPROVING FORM OF BALLOT; (9) ESTABLISHING DEADLINE FOR RECEIPT OF BALLOTS; (10) ESTABLISHING PROCEDURES FOR CURE PAYMENT NOTICES; AND (11) ESTABLISHING PROCEDURES FOR TABULATION OF VOTES